Exhibit 99.2 Corporate Presentation August 2022

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as, but not limited to, anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, potential, predict, project, should, target, will, or would or other similar terms or expressions that concern our expectations, plans and intentions. Forward-looking statements include, without limitation, statements regarding our expectations, strategies, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: the efficacy and safety of VRDN-001 and VRDN-002 for the treatment of TED; the relationship between the results from the positive data from the ongoing Phase 1/2 clinical trial of VRDN-001 and the first-in-human Phase 1 clinical trial of VRDN-002 and results of future of ongoing clinical trials; the timing, progress and plans for our ongoing and future research and clinical development programs; trial protocols for ongoing clinical trials, including the clinical trials for VRDN-001 and VRDN 002; expectations regarding the timing for data, including the expected timing of additional data from the ongoing Phase 1/2 clinical trial of VRDN-001 and the first-in-human Phase 1 clinical trial of VRDN-002; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in our clinical programs; the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates, including VRDN-001 and VRDN-002; manufacturing risks; competition from other therapies or products; other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; our financial position and its projected cash runway; our future operating results and financial performance; the clinical utility of our therapeutic candidates and our intellectual property position; the timing of pre-clinical and clinical trial activities and reporting results from same; the effects from the COVID-19 pandemic on our research, development and business activities and operating results, including those risks set forth under the caption Risk Factors in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 11, 2022 and other subsequent disclosure documents filed with the SEC. The forward-looking statements in this presentation represent our views as of the date of this presentation. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Investment highlights 1) Large opportunity in TED and beyond • Initial focus on thyroid eye disease (TED) – Global Phase 3 registrational program in active and chronic TED to launch by YE22 to support BLA and MAA • TED is a $3.5B+ market opportunity with Europe to provide additional upside • Multiple assets for next wave of growth beyond TED 2) Best-in-class IGF-1R antibodies for TED • VRDN-001 (IV): Positive topline data from the 10mg/kg cohort in the ongoing Phase 1/2 clinical trial for TED • Phase 3 THRIVE registrational program to launch by YE22, with topline data in MY24 • VRDN-002 (SC): Extended half-life of 30-40 days supports potential best-in-class low-volume Q2W or Q4W SC profile for TED 3) VRDN-001 shows significant improvement in signs & symptoms of TED in just 6 weeks • 83% proptosis responder rate • 83% of patients achieved maximal or near-maximal therapeutic effect on the Clinical Activity Score (CAS) • 83% overall responder rate • 75% resolution of diplopia 4) Strong financial position • Cash, cash equivalents and short-term investments were $161.2M as of June 30, 2022 • $75M credit facility ($5M drawn) • Cash runway into 2024 1 2 • 43M total common shares outstanding on an as converted basis – implied market cap of $632M (1) As of July 1, 2022, Viridian had approximately 42,909,027 shares of common stock outstanding on an as-converted basis, which included 28,463,980 shares of common stock and approximately 14,445,047 shares of common stock issuable upon the conversion of 193,539 and 23,126 shares of Series A and Series B preferred stock respectively 3 (2) As of August 12, 2022, based on a stock price of $14.73

Viridian’s discovery engine leverages core expertise in antibody discovery and engineering 1 2 3 4 5 First entrant Significant market First entrant Viridian Rapidly advance validates a new opportunity; leaves room for mechanism of serious disease improvement engineering potential best- action with limited potential best- in-class mAbs to competition in-class patients optimized mAbs 4 Strategy

Viridian development pipeline

		DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	Milestones	Rights
Thyroid Eye Disease (anti-IGF-1R mAbs)	**VRDN-001** (Intravenous)						• 20mg/kg POC data: 4Q22 • 3mg/kg POC data:4Q22 • Chronic POC data: 1H23 • **P3 THRIVE (Active) data: MY24** • **P3 THRIVE-2 (Chronic) data: YE24**	WW ex Greater China[1]
	VRDN-002 (Subcutaneous, extended half-life)						• TED POC data:2H23	WW ex Greater China[1]
	VRDN-003 (Subcutaneous, extended half-life VRDN-001)						• IND: 2Q23 • POC PK/PD data: 4Q23	WW ex Greater China[1]
Rare Disease (Undisclosed mAb)	**VRDN-004**						• Candidate: 2023	WW
Immunology (Undisclosed mAb)	**VRDN-005**						• Candidate: 2023	WW

(1) Outlicensed greater area of China rights to Zenas BioPharma.

5

VIRIDIAN

Next steps: large commercial opportunity guides our urgency

Tepezza annualizing ~$2B in US 2 years after first product approval; substantial room for growth


~$2B
(2022E)
$3.5B+
US sales 2 years following first product approval
Peak sales opportunity
(not including EU)

	US	UK / EU
Active TED moderate to severe	**20–25K** 20–40% Tepezza share today	**35–40K** 0% Tepezza share (*not approved*)
Chronic TED moderate to severe	**75K+** <10% Tepezza share today	**150K+** 0% Tepezza share (*not approved*)

Incidence market: all patients are new starts; rare opportunity for a differentiated entrant to rapidly capture market share

6

Source: Horizon Therapeutics Q2 22 earnings: peak U.S. annual net sales of >$3B and ex-U.S. estimate of >$500M peak annual net sales, does not include expected entrance to Europe; Viridian-sponsored market research

VIRIDIAN

VRDN-001 Potential best-in-class IV treatment for TED 7

VRDN-001 Phase 1/2 trial



Healthy volunteers
Data reported May 2022
TED 10mg/kg
Q3W x2
n=6 VRDN-001
n=2 placebo
Data reported August 15
TED 20mg/kg
Planned for 4Q22 medical meeting
TED 3mg/kg
Data expected 4Q22
NEW: Chronic TED POC cohorts
Initiation expected 4Q22
Data expected 1H23

Population characteristics similar to Tepezza Phase 3:

- Active TED
- CAS ≥4
- Onset of active TED symptoms within 12 months

Endpoints reported today:

- Safety/tolerability
- Efficacy measures at 6 weeks
  - Overall responder rate
  - Proptosis responder rate
  - Proptosis change from baseline
  - CAS change from baseline
  - CAS of 0 or 1
  - Diplopia resolution

8

VIRIDIAN

All VRDN-001 efficacy measures compare favorably to Tepezza Signs Symptoms Improvement in Improvement in Clinical Activity Score (CAS) proptosis and diplopia score Overall response: Proptosis: Proptosis: CAS: CAS: Diplopia: Complete Signs + symptoms Responder rate Mean change Score of 0 or 1 Mean change resolution (Improvement in (% with ≥2mm (change from (% achieving CAS of 0 (change from (% improved to a proptosis & clinical reduction from baseline to week 6) or 1 at week 6) baseline to week 6) score of 0 at week 6) activity score) baseline to week 6) VRDN-001 83% 83% -2.4mm 83% -4.3 75% (at 10mg/kg -> 10mg/kg; week 6) Tepezza 44% 56% -1.9mm 22% -2.1 36% (at 10mg/kg -> 20mg/kg; week 6) Clinical Activity Score (CAS) = a composite 0-7 scale scoring signs and symptoms of TED 9 Tepezza Phase 3 data: Douglas RS, et al, Ophthalmology 129:4, Apr 2022 FDA clinical review of Tepezza (BLA 761143)

Rapid and robust proptosis reduction in VRDN-001 treated patients Change in proptosis (mm) Reduction in proptosis Mean proptosis change Reduction in proptosis (from baseline to week 6) (from baseline to week 6) (from baseline to week 6) (from baseline to week 6) VRDN-001 Active Pla Plac cebo ebo 10mg/kg 0 50% 0% ≥3.0mm 3/6 ³ 3.0mm Placebo Placebo n=2 3 -1 n = 2 -1.0mm ≥2.5mm 67% 4/6 ³ 2.5mm 0% VRDN-001 VRDN-001 -2 10mg/kg 10mg/kg ³ 2.0mm ≥2.0mm 83% 50% 5/6 1/2* n = 6 n=6 -2.4mm -3 100% 50% 0 50% 100% W We ee ek k 0 0 W We ee ek k 6 6 * Where MRI confirmation of proptosis reduction was available, VRDN-001 proptosis responses were confirmed; proptosis response 10 in placebo patient observed by exophthalmometer was not confirmed by MRI, and CAS in this patient did not improve Change from baseline proptosis (mm)

Proptosis reduction compares favorably with Tepezza Mean proptosis change Proptosis responder rate at week 6 Proptosis response rate at week 6 (from baseline to week 6) (Proptosis Responder ≥2mm change from baseline proptosis) 83% 83% Tepezza 56% 56% 55% 55% Tepezza Phase 2 VRDN-001 Phase 3 10mg/kg -1.8mm -1.9mm -2.4mm VRDN-001 Tepezza Tepezza Tepezza Tepezza VRDN-001 10mg/kg Phas Phase e 2 2 Phas Phase e 3 3 10mg/kg Proptosis change from baseline presented as mean ± SEM Tepezza Phase 2 data: Smith TJ, et al, NEJM 376:18, May 2017, FDA clinical review of Tepezza (BLA 761143) 11 Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020, Douglas RS, et al, Ophthalmology 129:4, Apr 2022 Change from baseline proptosis (mm)

Significant improvement in symptoms as measured by CAS Clinical Activity Score (CAS): a composite 0-7 scale scoring signs and symptoms of TED Change in CAS score Mean change in CAS Reduction in CAS CAS of 0 or 1 at week 6 (from baseline to week 6) Reduction in CAS score (from baseline to week 6) (from baseline to week 6) (from baseline to week 6) VRDN-001 0 10mg/kg Placebo 83% -1 Placebo 4/6 ³5 67% 0% n=2 -2 -1.5 4/6 ³4 67% 0% -3 VRDN-001 10mg/kg ³3 6/6 1/2 50% 100% -4 n=6 0% -4.3 -5 VRDN-001 Placebo Week 0 Week 6 -100% -50% 0% 50% 100% 10mg/kg 12 Change from baseline score

Symptoms improvement compares favorably with Tepezza Clinical Activity Score (CAS): a composite 0-7 scale scoring signs and symptoms of TED Mean CAS Change CAS of 0 or 1 at week 6 Mean CAS improvement at week 6 CAS of 0 or 1 at week 6 (to week 6) (Change from baseline score) Tepezza VRDN-001 Tepezza VRDN-001 Tepezza Tepezza 83% Phase 2 10mg/kg Phase 3 83% 10mg/kg Phase 2 Phase 3 -4.3 -2.5 -2.1 -2.1 -2.5 22% 21% 22% 21% -4.3 Tepezza Tepezza VRD VRDN N -0 - 0001 1 Tepezza Tepezza Phase 2 Phase 3 10mg/kg Phase 2 Phase 3 10mg/kg Tepezza Phase 2 data: Smith TJ, et al, NEJM 376:18, May 2017 13 Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020 FDA clinical review of Tepezza (BLA 761143)

Significant improvement in both signs and symptoms of TED Overall response defined as reduction in proptosis of ≥2mm and reduction in CAS ≥2 points Overall response Overall response Overall response at week 6 at week 6 at week 6 (% responder) 83% 83% 3 5/6 0% 0% Tepezza Tepezza VRDN-001 Placebo VRDN-001 VRDN-001 Placebo Phase 2 Phase 3 10mg/kg 10mg/kg 10mg/kg Tepezza Phase 2 data: FDA clinical review of Tepezza (BLA 761143) 14 Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020

Responses occur rapidly and compare favorably to Tepezza Mean time to response (weeks) Median time to proptosis response Mean time to overall response Mean time to response (weeks) VRDN-001 VRDN-001 VRDN-001 VRDN-001 3.0 4.8 3.0 4.8 10mg/kg 10mg/kg 10mg/kg 10mg/kg weeks weeks Tepez Tepezzz aa Tepezza Tepezza 6.4 11.2 6.4 11.2 Phase 3 Phase 2 Phase 3 Phase 2 weeks weeks Week 0 Week 3 Week 6 Week 9 Week 12 Week 0 Week 3 Week 6 Week 9 Week 12 Reported as median time to response to enable comparison to published Reported as mean time to response to enable comparison to published Tepezza data. Tepezza reported median time to proptosis response in P3 NEJM Tepezza data. Tepezza reported mean time to overall response in P2 NEJM publication. P2 NEJM publication did not report any time to proptosis response. publication. P3 NEJM publication did not report any time to overall response. Tepezza Phase 2 data: Smith TJ, et al, NEJM 376:18, May 2017 15 Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020

75% of VRDN-001 patients had complete diplopia resolution at week 6 Diplopia resolution rate defined as % of patients with diplopia at baseline that improved to a score of 0 Diplopia resolution vs. Tepezza Complete diplopia resolution at week 6 Complete dip( l% op rie as r pe os no de lu rs t)ion at week 6 *Diplopia resolution (dg) 75% 75% 75% 75% 36% 36% 30% 29% 0% 0% 3/4 0/1 Tepezza Tepez Tepezzz aa V Tepez RDN-0z 01 a VRDN-001 VRDN-001 Placebo VRDN-001 Placebo Phase 2 Phase 3 10mg/kg Phase 2 Phase 3 10mg/kg 10mg/k 10mg/kg g For patients with diplopia at baseline, complete diplopia resolution defined as Gorman subjective diplopia score of zero 16 FDA clinical review of Tepezza (BLA 761143)

Favorable safety profile VRDN-001 (10mg/kg), TED patients TEPEZZA label VRDN-001 Placebo TEPEZZA Placebo 10mg/kg (n=84), n (%) (n=86), n (%) (n=2), n (n=6), n ADVERSE REACTIONS: 21 (25%) 6 (7%) Muscle spasms 2 - No serious Nausea - - 14 (17%) 8 (9%) adverse events (SAEs) Alopecia - 1 11 (13%) 7 (8%) 1* - 10 (12%) 7 (8%) Diarrhea Fatigue 1 2 10 (12%) 6 (7%) Hyperglycemia - - 8 (10%) 1 (1%) Hearing impairment 1 - 8 (10%) 0 (0%) No 7 (8%) 0 (0%) Dysgeusia - - hyperglycemia and no infusion Headache 1 1* 7 (8%) 6 (7%) reactions Dry skin - - 7 (8%) 0 (0%) - - 4% N/A Infusion reactions As of Aug. 9 cutoff, no hyperglycemia, hearing impairment, muscle spasms, infusion reactions, or SAEs in the 20mg/kg cohort Data are as of data cut-off of August 9, 2022. Other AE that occurred in more than one patient and deemed related to study drug by masked investigators was acne (n=2). Instances were mild and did not require intervention. Muscle spasms were mild and did not require intervention; hearing impairment was “ringing in the ears” which resolved within 2 weeks without intervention 17 * Deemed unrelated to study drug by the masked investigators

VRDN-001 is a more complete antagonist of IGF-1R, potentially explaining favorable clinical activity Mutational scan reveals unique signatures of IGF-1R antibodies Maximal IGF-1R inhibition (%) Residual IGF-1R activity (% Inhibition) VRDN-001 Tepezza VRDN-002 lonigutumab 10% 00% 4% 26% 24% 39% 25 7% 5% 61% VRDN-001 50 5% 0% produces 74% 76% greatest 75 2% 5% inhibition 96% 10% 90% Point mutations Domain deletion 100% 0% no binding no binding reduced binding reduced binding VRDN-001 binding modality is unique VRDN-001 is a full antagonist, unlike other anti-IGF-1R mAbs • VRDN-001 is sensitive to the same domain deletions as Tepezza and VRDN-• VRDN-001 is a full antagonist of IGF-1 mediated signaling 002 but different point mutations, suggesting a similar binding site but distinct • Tepezza and VRDN-002 are both partial antagonists, consistent with receptor interaction their similar receptor interactions • Tepezza and VRDN-002 have highly similar binding interactions • Lonigutamab binds distally and is a partial antagonist in this assay • Lonigutumab has a different, unrelated epitope vs. the other three antibodies • Full antagonism by VRDN-001 is consistent with larger increases in IGF-1 as it can bind IGF-1R simultaneously with Tepezza, VRDN-002, or VRDN-001 in VRDN-001 treated volunteers vs. other published IGF-1R antibodies 18

VRDN-001 may offer a shorter treatment course Change in proptosis from baseline Phase 3 program: standard and shortened treatment course in active and chronic TED 2023 2024 • THRIVE trial: placebo- Topline controlled, active TED Active TED (n=120) • THRIVE-2 trial: placebo- Topline controlled, chronic TED Chronic TED (n=120) Last 2 doses offer limited additional benefit • Three arms per trial: Week 12 Week 24 − Standard 8 infusions − Accelerated 5 infusions VRDN-001, Q3W 8x − Placebo VRDN-001, Q3W 5x • 24 week primary Tepezza Phase 3 data suggest limited endpoint Placebo treatment benefit after 18 weeks VRDN-001 Phase 3 will study both a standard 8 infusion course (same as Tepezza) and a shorter 5 infusion course Tepezza Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020 19

VRDN-002 Potential best-in-class subcutaneous treatment for TED 20

VRDN-002 has extended half-life of 30-40 days

Non-human primate PK



plasma [mAb] ug/mL
100
10
1
0
10
20
30
Time (days)
VRDN-002, 10mg/kg IV
VRDN-002, 10mg/kg SC
Teprotumumab, 10mg/kg IV
VRDN-001, 10mg/kg IV*

VRDN-001 HV



Serum Concentration (µg/mL)
1000
100
10
1
22
43
Time (days)
3 mg/kg
10 mg/kg
20 mg/kg

VRDN-002 HV



Serum Concentration (µg/mL)
1000
100
10
1
22
43
64
85
Time (days)
3 mg/kg
10 mg/kg
20 mg/kg

- VRDN-001 and Tepezza PK very similar in non-human primates: ~6 day half-life
- VRDN-001 and Tepezza PK very similar in oncology patients: ~10-11 day half-life across 6 clinical trials[1-6]
- VRDN-002 half-life ~3x VRDN-001 in healthy volunteers: **interim analysis shows 30-40 day half-life**
- No SAEs, hearing impairment, hyperglycemia, muscle spasms, or infusion reactions reported as of last subject last visit for VRDN-002

HV = healthy volunteers
* Historical data from AVE-1642 IND

1) Rodon J et al, J Clin Onc, 2518 Suppl), June 2007
2) Kurzrock R et al, Clin Cancer Res, 16(8), April 2010
3) Gore L et al, Mol Cancer Ther, 8(12 Suppl), 2009
4) Faivre SJ et al, J Clin Onc, 29 (4 Suppl), February 2011
5) Soria JC et al, Eur J Cancer, 49 (8), 2013
6) Moreau P et al, Leukemia 25 (5), February 2011

21

VIRIDIAN

VRDN-002 mediates IGF-1 increases similar to teprotumumab PK/PD modeling indicate potential feasibility of 2mL 300mg Q2W to Q4W SC dosing % Change from Baseline of IGF-1 in normal healthy volunteers Teprotumumab VRDN-002 Planned SC POC trial in TED Presumed Placebo Removed Randomized, double-blind trial of 2mL 300mg 1 mg/kg 3 mg/kg Q2W and Q4W SC dosing vs placebo 400 400 3 mg/kg 10 mg/kg 9 mg/kg 20 mg/kg Placebo Cohort 1 SC Q2W 6 patients 200 200 Placebo 2 patients Cohort 2 0 0 SC Q4W 6 patients 0 1 2 3 4 5 6 7 0 20 40 60 80 100 Time (days) Time (days) Placebo 2 patients ~2.5x increase in plasma IGF-1 ~2.5x increase in plasma IGF-1 published data only through Day 7 elevated through Day 84 after single dose Teprotumumab data from Kurzrock R et al, Clin Canc Res 16(8) April 2010 22 % Change from Baseline IGF-1 % Change from Baseline IGF-1

Global TED development plan To rapidly enter US and EU markets in both active and chronic TED 23

Corporate objectives in TED: Build a market-leading franchise 2 1 Launch Rapidly follow potential best- IV launch with in-class IV TED potential best- therapy in US in-class SC TED and EU therapy 24

Highlights of global IV VRDN-001 Phase 3 program plan


2023
2024
THRIVE
Active TED (n=120)
Topline
THRIVE-2
Chronic TED (n=120)
Topline
Week 12
Week 24
VRDN-001, Q3W 8x
VRDN-001, Q3W 5x
Placebo

Global registrational program for both active and chronic TED

- Designed to assess pivotal efficacy data in active AND chronic disease
- Registrational program designed to enable approval in US, EU, and other major and emerging markets

Potential improvements on Tepezza

- Accelerated, 12 week, course of therapy
  - 43% shorter than Tepezza
- Shorter infusion times (30 min for VRDN-001 vs. 60-90 min for Tepezza)
- Faster onset and improved efficacy

Rapid timelines to enter a multibillion $ market

- Phase 3 program to initiate by YE22
- 17 sites active, 30 expected by YE22, expanding to >50 in 1H23
- Phase 3 active TED data by MY24
- Phase 3 chronic TED data by YE24

25

VIRIDIAN

Viridian is poised to deliver a potential best-in-class SC TED therapy

Both VRDN-002 and VRDN-003 show potential for convenient, low-volume, SC product profile

- VRDN-002 epitope and in vitro profile very similar to teprotumumab, achieves half-life ~**3x** first generation anti-IGF-1R mAbs
  - Interim analysis shows **30-40 day half-life**
- Unveiling VRDN-003: extended half-life VRDN-(
  - Retains unique VRDN-001 binding & antagonist properties
  - Same half-life extension technology as VRDN-002
  - Non-human primate data show PK expected to match VRDN-002
  - Well into IND enabling activities; IND expected 2Q23; healthy volunteer PK/PD data 4Q23



Q2W and Q4W dosing to be tested

- 2mL 300mg SC Q2W compares favorably with other successful SC products
  - VRDN-001 PK/PD and efficacy data at 10mg/kg inform VRDN-002 and VRDN-003 dose selection
  - PK/PD modeling supports at least 2mL 300mg SC Q2W profile for both VRDN-002 and VRDN-003
  - VRDN-001 efficacy data at 3mg/kg to further inform Q4W or longer profiles for VRDN-002 and VRDN-003
- Launch with patient-friendly pre-filled pen device


DUPIXENT

Plan to choose <u>either</u> VRDN-002 or VRDN-003 by YE23, and initiate Phase 3 trials in early 2024

26
VIRIDIAN

Q2W to Q4W TED SC program plan Clinical data allows us to select best program to start a planned Phase 3 trial in early 2024 Decision: Select one SC program to advance 2023 2024 VRDN-002 SC SC POC Q2W to Q4W Topline trial initiation SC patient data 2H23 SC Phase 3 Planned initiation Planning for active early 2024 VRDN-001 sites to roll over to SC Phase 3 program POC PK/PD HV VRDN-003 SC Submit IND single dose data extended half-life 001 Q2W to Q4W SC HV data HV multiple dose 4Q23 27

Timeline and planned milestones



4Q22
3mg/kg active TED data
20mg/kg active TED data
upcoming medical congress
Chronic TED POC initiation
YE22
THRIVE Clinical Trial
Initiation
1H23
THRIVE-2 Clinical Trial
Initiation
Chronic TED POC data
MY24
THRIVE Clinical Trial
data
YE24
THRIVE-2 Clinical Trial
data
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2022
2023
2024
SC 003 IND
2Q23
SC 002 TED POC data
2H23
SC 003 HV POC data
4Q23
SC phase 3 start
Early 24

28

VIRIDIAN

Management team Jonathan Violin, Ph.D. President & CEO Vahe Bedian, Ph.D. Chief Scientist Kristian Humer Chief Financial & Business Officer Barrett Katz, M.D. Chief Medical Officer Carrie Melvin Chief Operating Officer Deepa Rajagopalan, M.D. SVP, New Product and Portfolio Development Janielle Newland SVP, Human Resources Lara Meisner, J.D. SVP, General Counsel Angela She, Ph.D. VP, R&D Operations 29 29

Investment highlights 1) Large opportunity in TED and beyond • Initial focus on thyroid eye disease (TED) – Global Phase 3 registrational program in active and chronic TED to launch by YE22 to support BLA and MAA • TED is a $3.5B+ market opportunity with Europe to provide additional upside • Multiple assets for next wave of growth beyond TED 2) Best-in-class IGF-1R antibodies for TED • VRDN-001 (IV): Positive topline data from the 10mg/kg cohort in the ongoing Phase 1/2 clinical trial for TED • Phase 3 THRIVE registrational program to launch by YE22, with topline data in MY24 • VRDN-002 (SC): Extended half-life of 30-40 days supports potential best-in-class low-volume Q2W or Q4W SC profile for TED 3) VRDN-001 shows significant improvement in signs & symptoms of TED in just 6 weeks • 83% proptosis responder rate • 83% of patients achieved maximal or near-maximal therapeutic effect on the Clinical Activity Score (CAS) • 83% overall responder rate • 75% resolution of diplopia 4) Strong financial position • Cash, cash equivalents and short-term investments were $161.2M as of June 30, 2022 • $75M credit facility ($5M drawn) • Cash runway into 2024 1 2 • 43M total common shares outstanding on an as converted basis – implied market cap of $632M (1) As of July 1, 2022, Viridian had approximately 42,909,027 shares of common stock outstanding on an as-converted basis, which included 28,463,980 shares of common stock and approximately 14,445,047 shares of common stock issuable upon the conversion of 193,539 and 23,126 shares of Series A and Series B preferred stock respectively 30 (2) As of August 12, 2022, based on a stock price of $14.73

Corporate Presentation August 2022